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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                               ----------------

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 23, 1997

                       PHYSICIAN SALES AND SERVICE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         FLORIDA                    0-23832                  59-2280364
     (STATE OR OTHER              (COMMISSION             (I.R.S. EMPLOYER
      JURISDICTION               FILE NUMBER)            IDENTIFICATION NO.)
    OF INCORPORATION)

  4345 SOUTHPOINT BOULEVARD, JACKSONVILLE, FLORIDA               32216
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (904) 332-3000

                                      N/A
                 --------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS.

  On December 14, 1997, Physician Sales & Service, Inc. ("PSS") entered into an Agreement and Plan of Merger dated as of December 14, 1997 by and among PSS, PSS Merger Corp. ("Merger Corp.") and Gulf South Medical Supply, Inc. ("GSMS"), providing for the merger of Merger Corp. with and into GSMS with GSMS surviving as a wholly owned subsidiary of PSS.

  PSS hereby files pro forma information required by Article 11 of Regulation S-X promulgated by the Securities and Exchange Commission (the "Commission"), and the consolidated financial statements of GSMS required by Rule 3-05 of Regulation S-X promulgated by the Commission as Exhibits 99.1 and 99.2, respectively.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (c)Exhibits

23.1 Consent of Ernst & Young LLP, Independent Auditors.

99.1 Unaudited Pro Forma Condensed Combined Financial Statements.

99.2 Consolidated Financial Statements of Gulf South Medical Supply, Inc.

                                       2
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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PHYSICIAN SALES & SERVICE, INC.

                                                    /s/ David A. Smith
                                          By:__________________________________
                                            David A. Smith
                                            Executive Vice President and Chief
                                            Financial Officer

Dated: December 23 , 1997

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                                 EXHIBIT INDEX

 NUMBER DESCRIPTION                                                        PAGE
 ------ -----------                                                        ----
 23.1   Consent of Ernst & Young LLP, Independent Auditors...............
 99.1   Unaudited Pro Forma Condensed Combined Financial Statements......
 99.2   Consolidated Financial Statements of Gulf South Medical Supply,
        Inc..............................................................